United
                    New Concepts
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    ----------------------------------------
                    For the fiscal year ended March 31, 1998

FUND MANAGER'S LETTER

-----------------------------------------------------------------
MARCH 31, 1998


Dear Shareholder:

     This report relates to the operation of United New Concepts Fund for the fiscal year ended March 31, 1998. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     After a disappointing prior year, small company stocks performed quite well in the past fiscal year. While their returns trailed the performance of blue chip stocks during 1996, the recently completed fiscal year saw the performance gap narrow considerably.

     We pursued three noteworthy strategies during the past fiscal year that positively impacted the Fund. First, we held onto large positions, even though they declined during the early part of the year. Second, we purchased more shares of some of our holdings that had gone down in price. Third, we added several quality stocks in the telecommunications sector.

     The strategies and techniques we applied resulted in the performance of the Fund significantly exceeding that of the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the small companies sector of the stock market (the Nasdaq Industrials Index) and the universe of funds with similar investment objectives (the Lipper Small Company Growth Fund Universe Average).

     As we begin this fiscal year, some pause in the small cap market seems warranted due to the likelihood of slowing earnings gains. However, factors such as money flow, inflation and interest rates should be favorable for an overall positive outcome in the next fiscal year. We will continue searching for attractive investment opportunities, possibly trimming some of the Fund's large positions in the process.

     Thank you very much for your continued support and confidence in our organization.



Mark G. Seferovich
Manager, United New Concepts Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in

                United New Concepts Fund, Inc., Class A Shares,
                          The Nasdaq Industrials Index
           and The Lipper Small Company Growth Fund Universe Average

                                United                        Lipper
                                 New                          Small
                               Concepts                      Company
                                Fund,          Nasdaq      Growth Fund
                                Class       Industrials      Universe
                               A Shares        Index         Average
                              ---------      ---------      ----------
     03/31/88  Purchase         9,425          10,000         10,000
     03/31/89                   9,203          10,390         11,245
     03/31/90                   9,809          11,742         12,605
     03/31/91                   13,107         14,205         14,417
     03/31/92                   18,066         17,620         17,755
     03/31/93                   18,643         18,598         19,868
     03/31/94                   21,479         20,304         22,041
     03/31/95                   25,882         20,895         23,740
     03/31/96                   33,695         26,710         31,317
     03/31/97                   30,871         26,531         32,812
     03/31/98                   46,751         35,491         47,162

===== United New Concepts Income Fund, Class A Shares* -- $46,751
+++++ Nasdaq Industrials Index  -- $35,491
----  Lipper Small Company Growth Fund Universe Average -- $47,162

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

         Annual Average Total Return+
                    Class A++  Class Y
         -----------------------------
Year Ended
   3/31/98          42.73%     51.83%
5 Years Ended
   3/31/98          18.77%     N/A
10 Years Ended
   3/31/98          16.67%     N/A
Life of
   Class Y +++      N/A        16.22%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 9/6/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/98.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY

--------------------------------------------------------------
United New Concepts Fund, Inc.

PORTFOLIO STRATEGY:
Common Stock in new &      OBJECTIVE:   Growth of capital.
emerging companies
                            STRATEGY:   Invests primarily in
Maximum 10% Foreign                     common stocks of
Securities                              relatively new or
                                        unseasoned companies,
Cash Reserves                           companies in their early stages of
                                        development or smaller companies in new
                                        or emerging industries.

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the New Concepts Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1983

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)

PERFORMANCE SUMMARY - Class A Shares


           PER SHARE DATA
For the Fiscal Year Ended March 31, 1998
-------------------------------------------
DIVIDEND PAID                        $0.02
                                     =====

CAPITAL GAINS DISTRIBUTION           $1.69
                                     =====

NET ASSET VALUE ON
  3/31/98        $18.48 adjusted to:$20.17   (A)
  3/31/97                            13.59
                                    ------
CHANGE PER SHARE                    $ 6.58
                                    ======

Past performance is not necessarily indicative of future results.

(A)This number includes the capital gains distribution of $1.69 paid in December 1997 added to the actual net asset value on March 31, 1998.

                              TOTAL RETURN HISTORY

                                    Average Annual Total Return
                                    ---------------------------
                                        With          Without
Period                               Sales Load*   Sales Load**
------                               -----------   ------------
 1-year period ended 3-31-98            42.73%         51.44%
 5-year period ended 3-31-98            18.77%         20.19%
10-year period ended 3-31-98            16.67%         17.37%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS


On March 31, 1998, United New Concepts Fund, Inc. had net assets totaling $789,701,318 invested in a diversified portfolio of:

   80.69%  Common Stocks
   19.31%  Cash and Cash Equivalents

As a shareholder of United New Concepts Fund, Inc., for every $100 you had invested on March 31, 1998, your Fund owned:

 $42.57  Services Stocks
  19.31  Cash and Cash Equivalents
  14.38  Manufacturing Stocks
  10.63  Transportation, Communication, Electric
           and Sanitary Services Stocks
   9.09  Wholesale and Retail Trade Stocks
   4.02  Finance, Insurance and Real Estate Stocks

THE INVESTMENTS OF

UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1998

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.00%
 Iwerks Entertainment, Inc.*  ............     2,874 $      9,070

Automotive Dealers and Service Stations - 1.37%
 O'Reilly Automotive, Inc.*  .............   395,000   10,849,860

Building Materials and Garden Supplies - 1.10%
 Fastenal Company  .......................   200,000    8,718,600

Business Services - 18.75%
 America Online, Inc.*  ..................   500,000   34,156,000
 BISYS Group, Inc. (The)*  ...............   250,000    8,789,000
 CKS Group, Inc.*  .......................   285,500    5,353,125
 Concord EFS, Inc.*  .....................   379,687   13,122,742
 ENVOY Corporation*  .....................   200,000    8,612,400
 FactSet Research Systems, Inc.*  ........   400,000   14,300,000
 FORE Systems, Inc.*  ....................   500,000    7,890,500
 Getty Images, Inc.*  ....................   150,000    3,773,400
 IMNET Systems, Inc.*  ...................   105,000    2,355,885
 MemberWorks Incorporated*  ..............   200,000    6,000,000
 Parametric Technology Corporation*  .....   600,000   19,968,600
 QuickResponse Services, Inc.*  ..........   149,000    8,036,613
 Shared Medical Systems Corporation  .....   200,000   15,675,000
   Total .................................            148,033,265

Chemicals and Allied Products - 0.43%
 Hyseq, Inc.*  ...........................   271,600    3,377,889

Communication - 10.63%
 COLT Telecom Group plc, ADR*  ...........   100,000    9,390,600
 Intermedia Communications of
   Florida, Inc.* ........................   300,000   23,906,100
 LCI International, Inc.*  ...............   300,000   11,550,000
 Mobile Telecommunication Technologies
   Corp.* ................................   500,000   11,187,500
 Paging Network, Inc.*  .................. 1,000,000   15,437,000
 360. Communications Company*  ...........   400,000   12,500,000
   Total .................................             83,971,200


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF

UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Engineering and Management Services - 4.66%
 CuraGen Corporation*  ...................   125,000 $  1,441,375
 Incyte Pharmaceuticals, Inc.*  ..........   410,000   19,013,750
 MAXIMUS, Inc.*  .........................   300,000    8,981,100
 Transition Systems, Inc.*  ..............   360,000    7,402,320
   Total .................................             36,838,545

Food and Kindred Products - 0.96%
 Tootsie Roll Industries, Inc.  ..........   106,090    7,605,274

Furniture and Home Furnishings Stores - 1.47%
 Williams-Sonoma, Inc.*  .................   200,000   11,575,000

Health Services - 5.04%
 American Healthcorp, Inc.*  .............   664,000    6,432,168
 Amsurg Corp., Class A  ..................    61,197      548,815
 Amsurg Corp., Class B  ..................   394,294    3,523,805
 Concentra Managed Care, Inc.*  ..........   386,133   11,885,560
 HEALTHSOUTH Corporation*  ...............   300,000    8,418,600
 Vencor, Incorporated*  ..................   300,000    8,981,100
   Total .................................             39,790,048

Industrial Machinery and Equipment - 0.87%
 Cisco Systems, Inc.*  ...................   100,000    6,840,600

Instruments and Related Products - 4.05%
 Bionx Implants, Inc.*  ..................   170,000    3,632,900
 Innovasive Devices, Inc.*  ..............   155,000    1,520,860
 Lunar Corporation*  .....................   262,000    5,215,372
 STERIS Corporation*  ....................   400,000   21,624,800
   Total .................................             31,993,932

Insurance Carriers - 1.75%
 United HealthCare Corporation  ..........   213,000   13,791,750

Miscellaneous Manufacturing Industries - 2.71%
 Blyth Industries, Inc.*  ................   500,000   17,062,500
 Racing Champions Corporation*  ..........   400,000    4,362,400
   Total .................................             21,424,900

Miscellaneous Retail - 1.01%
 MSC Industrial Direct Co., Inc.* ........   146,500    7,938,396

Paper and Allied Products - 0.52%
 IVEX Packaging Corporation*  ............   166,100    4,069,450


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF

UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Personal Services - 2.39%
 Equity Corporation International*  ......   525,000 $ 12,566,925
 Loewen Group Inc. (The)  ................   250,000    6,312,500
   Total .................................             18,879,425

Prepackaged Software - 11.73%
 BMC Software, Inc.*  ....................   200,000   16,756,200
 Broderbund Software, Inc.*  .............   480,000    8,774,880
 Cerner Corporation*  ....................   500,000   10,687,500
 Citrix Systems, Inc.*  ..................   250,000   13,531,250
 Dendrite International, Inc.*  ..........   300,000    8,606,100
 Expert Software, Inc.*  .................   400,000    1,774,800
 Intuit Inc.*  ...........................   400,000   19,374,800
 Transaction Systems Architects, Inc.,
   Class A*...............................   200,000    7,787,400
 Wall Data Incorporated*  ................   363,900    5,355,880
   Total .................................             92,648,810

Real Estate - 2.27%
 Stewart Enterprises, Inc., Class A  .....   322,250   17,894,865

Stone, Clay and Glass Products - 2.67%
 Department 56, Inc.*  ...................   200,000    7,600,000
 Gentex Corporation*  ....................   400,000   13,512,400
   Total .................................             21,112,400

Transportation Equipment - 2.17%
 Harley-Davidson, Inc.  ..................   520,000   17,160,000

Wholesale Trade -- Durable Goods - 2.44%
 OmniCare, Inc.  .........................   486,400   19,273,600

Wholesale Trade -- Nondurable Goods - 1.70%
 Cardinal Health, Inc.  ..................   152,458   13,444,814

TOTAL COMMON STOCKS - 80.69%                         $637,241,693
 (Cost: $368,488,603)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Communication - 1.44%
 Dominion Resources Inc.:
   5.69%, 4-9-98 .........................   $ 2,905    2,901,327
   5.69%, 5-15-98 ........................     8,480    8,421,026
   Total .................................             11,322,353


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF

UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Electric, Gas and Sanitary Services - 7.00%
 Commonwealth Edison Co.,
   5.72%, 4-23-98 ........................   $ 5,780 $  5,759,796
 Houston Industries Incorporated,
   5.62%, 4-2-98 .........................    15,350   15,347,604
 PacifiCorp,
   5.57%, 5-7-98 .........................       490      487,271
 Potomac Electric Power Co.,
   5.52%, 4-23-98 ........................     8,580    8,551,057
 Public Service Electric & Gas Co.:
   5.68%, 4-16-98 ........................     9,310    9,287,966
   5.66%, 4-27-98 ........................     4,055    4,038,424
 Western Resources, Inc.:
   5.6%, 4-15-98 .........................     8,080    8,062,403
   5.7%, 4-17-98 .........................     3,751    3,741,497
   Total..................................             55,276,018

Fabricated Metal Products - 0.09%
 Danaher Corporation,
   5.6875%, Master Note ..................       667      667,000

Food and Kindred Products - 0.05%
 General Mills, Inc.,
   5.5425%, Master Note ..................       377      377,000

Instruments and Related Products - 0.28%
 Baxter International Inc.,
   5.57%, 4-16-98 ........................     2,245    2,239,790

Insurance Agents, Brokers and Service - 0.76%
 Aon Corp.,
   5.52%, 4-1-98 .........................     5,975    5,975,000

Motion Pictures - 1.75%
 Walt Disney Company (The),
   5.55%, 4-13-98 ........................    13,875   13,849,331

Nondepository Institutions - 1.81%
 Island Finance Puerto Rico Inc.:
   5.48%, 4-14-98 ........................     6,750    6,736,643
   5.48%, 4-24-98 ........................       965      961,621
 Penney (J.C.) Funding Corp.,
   5.55%, 4-14-98 ........................     6,590    6,576,793
   Total .................................             14,275,057


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF

UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Oil and Gas Extraction - 0.40%
 Enron Corp.,
   5.65%, 4-15-98 ........................   $ 3,195 $  3,187,980

Petroleum and Coal Products - 0.35%
 Union Oil Co. of California,
   5.67%, 5-22-98 ........................     2,775    2,752,710

Security and Commodity Brokers - 0.93%
 Merrill Lynch & Co., Inc.,
   5.55%, 4-27-98 ........................     7,380    7,350,418

Textile Mill Products - 0.00%
 Sara Lee Corporation,
   5.5375%, Master Note ..................        10       10,000

Tobacco Products - 0.72%
 B.A.T. Capital Corp.,
   5.65%, 4-16-98 ........................     5,710    5,696,558

Transportation Equipment - 3.43%
 Dana Credit Corp.,
   5.8%, 4-6-98 ..........................     3,765    3,761,967
 Echlin Inc.:
   5.77%, 4-20-98 ........................    14,000   13,957,366
   5.92%, 4-21-98 ........................     9,420    9,389,019
   Total .................................             27,108,352

TOTAL SHORT-TERM SECURITIES - 19.01%                 $150,087,567
 (Cost: $150,087,567)

TOTAL INVESTMENT SECURITIES - 99.70%                 $787,329,260
 (Cost: $518,576,170)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.30%       2,372,058

NET ASSETS - 100.00%                                 $789,701,318


Notes To Schedule of Investments

*No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED NEW CONCEPTS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $787,329,260
 Cash   ............................................        2,338
 Receivables:
   Investment securities sold.......................    3,513,216
   Fund shares sold ................................    1,529,987
   Dividends and interest ..........................       90,606
 Prepaid insurance premium  ........................       10,250
                                                     ------------
    Total assets  ..................................  792,475,657
                                                     ------------
Liabilities
 Payable to Fund shareholders  .....................    2,223,894
 Payable for investment securities purchased .......      193,750
 Accrued service fee (Note 2)  .....................      189,581
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................      131,940
 Accrued management fee (Note 2)  ..................       16,053
 Accrued accounting services fee (Note 2)  .........        7,083
 Other  ............................................       12,038
                                                     ------------
    Total liabilities  .............................    2,774,339
                                                     ------------
      Total net assets ............................. $789,701,318
                                                     ============
Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $ 42,743,305
   Additional paid-in capital ......................  413,861,810
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income  ........................................      376,878
   Accumulated undistributed net realized gain
    on investment transactions  ....................   63,966,235
   Net unrealized appreciation in value of
    investments  ...................................  268,753,090
                                                     ------------
    Net assets applicable to outstanding units
      of capital ................................... $789,701,318
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................       $18.48
 Class Y  ..........................................       $18.49
Capital shares outstanding
 Class A  ..........................................   42,175,189
 Class Y  ..........................................      568,116
Capital shares authorized ..........................  200,000,000


                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.

STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1998

Investment Income
 Income (Note 1B):
   Interest and amortization ....................... $  8,017,142
   Dividends .......................................      481,865
                                                     ------------
    Total income  ..................................    8,499,007
                                                     ------------
 Expenses (Note 2):
   Investment management fee .......................    4,863,292
   Transfer agency and dividend disbursing - Class A    1,714,343
   Service fee - Class A ...........................    1,139,225
   Accounting services fee .........................       70,417
   Custodian fees ..................................       34,565
   Audit fees ......................................       16,866
   Shareholder servicing - Class Y .................       15,455
   Legal fees ......................................       10,100
   Other ...........................................      220,561
                                                     ------------
    Total expenses  ................................    8,084,824
                                                     ------------
      Net investment income ........................      414,183
                                                     ------------

Realized and Unrealized Gain on
 Investments (Notes 1 and 3)
 Realized net gain on investments  .................   81,941,223
 Unrealized appreciation in value of investments
   during the period ...............................  192,524,935
                                                     ------------
   Net gain on investments .........................  274,466,158
                                                     ------------
    Net increase in net assets resulting from
      operations ................................... $274,880,341
                                                     ============


                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
                                            For the fiscal year
                                              ended March 31,
                                      ----------------------------
                                              1998      1997
Increase in Net Assets                --------------   ------------
 Operations:
   Net investment income ............ $      414,183   $  2,159,739
   Realized net gain on investments .     81,941,223     50,242,282
   Unrealized appreciation
    (depreciation)  .................    192,524,935    (96,222,788)
                                      --------------   ------------
    Net increase (decrease) in net assets
      resulting from operations .....    274,880,341    (43,820,767)
                                      --------------   ------------
 Distributions to shareholders (Note 1D):*
   From net investment income:
    Class A  ........................       (750,436)    (2,029,503)
    Class Y  ........................        (38,544)       (53,641)
   From realized gains on
    securities transactions:
    Class A  ........................    (63,226,050)   (20,120,352)
    Class Y  ........................       (969,351)      (302,385)
                                      --------------   ------------
                                         (64,984,381)   (22,505,881)
                                      --------------   ------------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (69,999,164 and 70,633,686
      shares, respectively) .........  1,127,590,419  1,082,428,196
    Class Y (166,671 and 195,033
      shares, respectively) .........      2,765,499      3,026,117
   Proceeds from reinvestment of dividend
    and/or capital gains distribution:
    Class A (4,237,797 and 1,470,532
      shares, respectively) .........     63,566,846     22,028,449
    Class Y (67,193 and 23,766
      shares, respectively) .........      1,007,894        356,026
   Payments for shares redeemed:
    Class A (68,937,977 and 67,021,853
      shares, respectively).......... (1,120,135,669)(1,029,804,952)
    Class Y (243,230 and 106,038
      shares, respectively) .........     (3,950,234)    (1,605,831)
                                      --------------   ------------
    Net increase in net assets resulting
      from capital share transactions     70,844,755     76,428,005
                                      --------------   ------------
      Total increase ................    280,740,715     10,101,357
Net Assets
 Beginning of period ............ ...    508,960,603    498,859,246
                                      --------------   ------------
 End of period, including undistributed
   net investment income of $376,878
   and $751,675, respectively........ $  789,701,318   $508,960,603
                                      ==============   ============
                  *See "Financial Highlights" on pages 14-15.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.

FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                              For the fiscal year ended March 31,
                              -----------------------------------
                               1998   1997    1996   1995    1994
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $13.59 $15.46  $12.25 $10.94  $ 9.70
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income (loss) ...           0.01   0.06    0.04   0.03   (0.01)
 Net realized and
   unrealized gain
   (loss) on
   investments .....           6.59  (1.29)   3.63   2.12    1.48
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           6.60  (1.23)   3.67   2.15    1.47
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.02) (0.06)  (0.03) (0.01)  (0.00)
 From capital gains           (1.69) (0.58)  (0.43) (0.83)  (0.23)
                             ------ ------  ------ ------  ------
Total distributions.          (1.71) (0.64)  (0.46) (0.84)  (0.23)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $18.48 $13.59  $15.46 $12.25  $10.94
                             ====== ======  ====== ======  ======
Total return* ......          51.44% -8.38%  30.18% 20.50%  15.21%
Net assets, end
 of period (000
 omitted) ..........       $779,196$501,107$491,668$303,624$221,053
Ratio of expenses
 to average net
 assets  ...........           1.25%  1.27%   1.19%  1.24%   1.19%
Ratio of net investment
 income to average
 net assets  .......           0.06%  0.39%   0.29%  0.30%  -0.11%
Portfolio turnover
 rate  .............          38.51% 38.82%  27.75% 44.01%  55.23%
Average commission
 rate paid .........          $0.0542$0.0479

  *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.

FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                                  For the
                        For the fiscal             period
                     year ended March 31,         from 9/6/95*
                   -----------------------        through
                       1998           1997        3/31/96
                   --------        --------       --------
Net asset value,
 beginning of period $13.60         $15.47         $15.14
                     ------         ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.06           0.10           0.05
 Net realized and
   unrealized gain (loss)
   on investments...   6.59          (1.29)          0.75
                     ------         ------         ------
Total from investment
 operations ........   6.65          (1.19)          0.80
                     ------         ------         ------
Less distributions:
 From net investment
   income...........  (0.07)         (0.10)         (0.04)
 From capital gains   (1.69)         (0.58)         (0.43)
                     ------         ------         ------
Total distributions.  (1.76)         (0.68)         (0.47)
                     ------         ------         ------
Net asset value,
 end of period ..... $18.49         $13.60         $15.47
                     ======         ======         ======
Total return .......  51.83%         -8.12%          5.44%
Net assets, end of
 period (000
 omitted)  .........$10,505         $7,854         $7,191
Ratio of expenses
 to average net
 assets ............   0.96%          0.97%          0.96%**
Ratio of net
 investment income
 to average net
 assets ............   0.35%          0.69%          0.54%**
Portfolio
 turnover rate .....  38.51%         38.82%         27.75%**
Average commission
 rate paid .........  $0.0542        $0.0479

 *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998

NOTE 1 -- Significant Accounting Policies

     United New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth through a diversified holding of securities issued primarily by new or unseasoned companies, companies which are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .35% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $19.8 billion of combined net assets at March 31, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and

$1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                     Accounting Services Fee
                Average
            Net Asset Level                  Annual Fee
       (all dollars in millions)        Rate for Each Level
       -------------------------        -------------------
          From $    0 to $   10              $      0
          From $   10 to $   25              $ 10,000
          From $   25 to $   50              $ 20,000
          From $   50 to $  100              $ 30,000
          From $  100 to $  200              $ 40,000
          From $  200 to $  350              $ 50,000
          From $  350 to $  550              $ 60,000
          From $  550 to $  750              $ 70,000
          From $  750 to $1,000              $ 85,000
               $1,000 and Over               $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,357,539, out of which W&R paid sales commissions of $1,933,905 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $22,364, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions


     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $218,984,771 while proceeds from maturities and sales aggregated $195,366,494. Purchases of short-term securities aggregated $2,268,728,996 while proceeds from maturities and sales aggregated $2,289,774,978. No U.S. Government securities were bought or sold during the period ended March 31, 1998.

     For Federal income tax purposes, cost of investments owned at March 31, 1998 was $518,576,170, resulting in net unrealized appreciation of $268,753,090, of which $285,118,101 related to appreciated securities and $16,365,011 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $81,941,223 during the year ended March 31, 1998, of which a portion was paid to shareholders during the period ended March 31, 1997. Remaining capital gain net income will be distributed to the Fund's shareholders.

 NOTE 5 -- Multiclass Operations

     On July 18, 1995, the Fund was authorized to offer investors two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
United New Concepts Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United New Concepts Fund, Inc. (the "Fund") as of March 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. The financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United New Concepts Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Kansas City, Missouri
May 8, 1998

INCOME TAX INFORMATION


The amount of the dividend and capital gain below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the year in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                           For Individuals                 For Corporations
                --------------------------------------------------------------
  Record         OrdinaryLong-Term Capital Gain              Non- Long-Term
    Date    Total  Income   28% Rate 20% RateQualifyingQualifyingCapital Gain
----------- -------------   -------- ---------------------------------------
                                    Class A
12-12-97   $1.705 $0.1767    $1.1202  $0.4081   $0.0032   $0.1735   $1.5283
           ------ -------    -------  -------   -------   -------   -------
Total      $1.705 $0.1767    $1.1202  $0.4081   $0.0032   $0.1735   $1.5283
           ====== =======    =======  =======   =======   =======   =======


                                    Class Y
12-12-97   $1.752 $0.2237    $1.1202  $0.4081   $0.0108   $0.2129   $1.5283
           ------ -------    -------  -------   -------   -------   -------
Total      $1.752 $0.2237    $1.1202  $0.4081   $0.0108   $0.2129   $1.5283
           ====== =======    =======  =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

                          Shareholder Meeting Results


A special meeting of shareholders of United New Concepts Fund, Inc. was held on July 29, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.To elect the Board of Directors;
                                                      Broker
                                  For     WithheldNon-Votes*
      Henry L. Bellmon        18,752,309   569,737         0
      Dodds I. Buchanan       18,809,925   512,121         0
      James M. Concannon      18,801,801   520,245         0
      John A. Dillingham      18,798,704   523,342         0
      Linda Graves            18,753,129   568,917         0
      John F. Hayes           18,759,114   562,932         0
      Glendon E. Johnson      18,759,698   562,348         0
      William T. Morgan       18,802,519   519,527         0
      Ronald K. Richey        18,797,000   525,046         0
      William L. Rogers       18,785,110   536,936         0
      Frank J. Ross, Jr.      18,796,953   525,093         0
      Eleanor B. Schwartz     18,792,639   529,407         0
      Keith A. Tucker         18,791,685   530,361         0
      Frederick Vogel III     18,799,665   522,381         0
      Paul S. Wise            18,765,820   556,226         0

Item 2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year;
                                            Broker
               For     Against   AbstainNon-Votes*
          18,283,461   175,297   863,288         0

Item 3.To approve or disapprove changes to the following fundamental investment policies and restrictions:

       3.1  Elimination of Fundamental Restriction Regarding Restricted
            Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          17,365,809   527,496 1,416,941    11,800

       3.2 Modification of Fundamental Restriction Regarding Diversification of Assets
                                            Broker
               For     Against   AbstainNon-Votes*
          17,374,735   518,475 1,417,036    11,800

       3.3  Elimination of Fundamental Restriction Regarding Unseasoned Issuers
                                            Broker
               For     Against   AbstainNon-Votes*
          17,361,970   531,335 1,416,941    11,800

       3.4 Modification and/or Elimination of Fundamental Restrictions Regarding Options, Commodities, Forward Contracts and/or Futures Contracts
                                            Broker
               For     Against   AbstainNon-Votes*
          17,333,974   559,331 1,416,941    11,800

       3.5 Modification of Fundamental Restriction Regarding Margin Purchases of Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          17,354,185   539,088 1,416,973    11,800

       3.6 Modification of Fundamental Restriction Regarding Short Sales of Securities
                                            Broker

               For     Against   AbstainNon-Votes*
          17,368,745   524,560 1,416,941    11,800

       3.7  Elimination of Fundamental Restriction Regarding Foreign Currencies
                                            Broker
               For     Against   AbstainNon-Votes*
          17,366,842   526,463 1,416,941    11,800

       3.8 Elimination of Fundamental Restriction Regarding Investment in Warrants and Rights
                                            Broker
               For     Against   AbstainNon-Votes*
          17,371,440   521,865 1,416,941    11,800

       3.9 Elimination of Fundamental Restriction Regarding Purchasing Call Options
                                            Broker
               For     Against   AbstainNon-Votes*
          17,363,999   529,306 1,416,941    11,800

       3.10 Elimination of Fundamental Restriction Regarding Arbitrage Transactions
                                            Broker
               For     Against   AbstainNon-Votes*
          17,361,978   531,327 1,416,941    11,800

       3.11 Elimination of Fundamental Restriction Regarding Investments in Issuers Whose Securities are Owned by Certain Persons
                                            Broker
               For     Against   AbstainNon-Votes*
          17,367,461   525,854 1,416,941    11,800

       3.12 Modification of Fundamental Policy Regarding Loans
                                            Broker
               For     Against   AbstainNon-Votes*
          17,387,960   504,889 1,417,397    11,800

Item 4.To amend the terms of the service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                                            Broker
               For     Against   AbstainNon-Votes*
          16,512,243   754,303 1,641,578     2,081

*Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona


OFFICERS

Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Mark G. Seferovich, Vice President
Carl E. Sturgeon, Vice President




This report is submitted for the general information of the shareholders of United New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United New Concepts Fund, Inc. current prospectus.




To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds


United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

NUR1012A(3-98)

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